Exhibit 99.1

[FINANCIAL RELATIONS BOARD NEWS LOGO]


                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119

FOR FURTHER INFORMATION:

AT THE COMPANY:                    AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                    Claire Koeneman          Tim Grace
Chief Financial Officer            Analyst Inquiries        Media Inquiries
(212) 692-7200                     (312) 640-6745           (312) 640-6667

FOR IMMEDIATE RELEASE
THURSDAY JULY 27, 2006

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                             SECOND QUARTER RESULTS

New York, NY - July 27, 2006 - Lexington Corporate Properties Trust (NYSE:LXP) ("Lexington"), a real estate investment trust, today announced results for its second quarter ended June 30, 2006.

Second Quarter Highlights
-------------------------

     o Acquired 5 properties for $66.0 million, all in non-consolidated entities;
     o    Sold 4 properties resulting in an aggregate net gain of $13.7 million;
     o    Entered into 2 new leases on portfolio properties;
     o Obtained $46.3 million of non-recourse mortgage financings (including $25.9 million in non-consolidated entities) secured by 3 properties at a weighted average fixed interest rate of 6.3%;
     o Invested $11.2 million in a $13.0 million face mortgage at an effective yield of 7.5%;
     o Received $7.1 million, (including $1.7 million from non-consolidated entities) from sale of Dana Corporation bankruptcy claims; and
     o Completed foreclosure of Milpitas property resulting in a $6.3 million gain.


Quarterly Results

Lexington reports funds from operations for all periods to include the dilutive effect of the deemed conversion of all operating partnership units and the Company's Series C preferred shares. Accordingly, the Company's funds from operations were $38.2 million, or $0.60 per diluted share/unit, for the second quarter of 2006, after $7.1 million in aggregate debt satisfaction gains, including minority interests' share ($0.11 per diluted share/unit), $5.4 million in aggregate impairment charges and the accelerated amortization of above market leases, including non-consolidated entities ($0.09 per diluted share/unit) relating to 2 properties formerly leased to Dana Corporation and $6.9 million in aggregate gains realized on sale of Dana Corporation bankruptcy claims, including non-consolidated


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entities ($0.11 per diluted share/unit), compared to $34.0 million, or $0.57 per diluted share/unit, after $4.6 million in debt satisfaction gains, net ($0.08 per diluted share/unit) and $0.6 million ($0.01 per diluted share/unit) in impairment charges, for the second quarter of 2005. The aggregate impact of these items was an increase of $8.6 million ($0.13 per diluted share/unit) in the second quarter of 2006 and an increase of $4.0 million ($0.07 per diluted share/unit) in the second quarter of 2005 in reported Company funds from operations.

Rental revenues for the quarter totaled $46.4 million, which is net of the accelerated amortization of an above market lease relating to a property formerly leased to Dana Corporation ($2.3 million), compared to rental revenues of $44.3 million for the same period last year. Net income allocable to common shareholders was $21.4 million in the second quarter of 2006, including $13.7 million of gains on sales, $6.2 million in debt satisfaction gains, net, $5.4 million of impairment charges and the accelerated amortization of above market leases (including non-consolidated entities) and $6.9 million in aggregate gains realized on sale of bankruptcy claims (including non-consolidated entities), compared to $11.8 million, which included $4.3 million of gains on sale, $4.6 million in debt satisfaction gains, net and $0.6 million of impairment charges, for the same period last year.

Six Month Results

For the six months ended June 30, 2006, the Company's funds from operations were $66.8 million, or $1.05 per diluted share/unit, after $6.1 million in aggregate debt satisfaction gains, including minority interests' share ($0.10 per diluted share/unit), $5.4 million in aggregate impairment charges and the accelerated amortization of above market leases, including non-consolidated entities ($0.09 per diluted share/unit), relating to two properties formerly leased to Dana Corporation and $6.9 million in aggregate gains realized on sale of Dana Corporation bankruptcy claims, including non-consolidated entities ($0.11 per diluted share/unit), compared to $57.1 million, or $0.96 per diluted share/unit, after $0.6 million in impairment charges ($0.01 per diluted share/unit) and $4.6 million in debt satisfaction gains, net ($0.08 per diluted share/unit) for the same period last year. The aggregate impact of these items was an increase of $7.6 million ($0.12 per diluted share/unit) for the six months ended June 30, 2006 and an increase of $4.0 million ($0.07 per diluted share/unit) for the six months ended June 30, 2005 in reported Company funds from operations. Rental revenues for the six months ended June 30, 2006 totaled $94.9 million, which is net of the accelerated amortization of an above market lease relating to a property formerly leased to Dana Corporation ($2.3 million), compared to rental revenues of $79.1 million for the same period last year. Net income allocable to common shareholders for the six months ended June 30, 2006 was $23.4 million, which includes $16.1 million of gains on sales, $5.2 million in debt satisfaction gains, net, $6.9 million in aggregate gains realized on sale of bankruptcy claims, including non-consolidated entities and $5.4 million of impairment charges and the accelerated amortization of above market leases, including non-consolidated entities compared to $17.3 million, which includes $0.6 million in impairment charges, $4.6 million in debt satisfaction gains, net and $5.1 million of gains on sale, for the same period last year.


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Conference Call

Management will discuss the financial results and Lexington's business plan on a conference call today at 2:00 p.m. Eastern time. The toll-free dial-in number is 800-240-2430. A replay of the conference call will be available through August 3, 2006. The toll-free telephone number for the replay is 800-405-2236, passcode 11065123. International callers can access the conference call by dialing 303-262-2140 and the replay by dialing 303-590-3000, passcode 11065123 (same passcode). The conference call can also be accessed on the internet at http://www.lxp.com.

Share Repurchase

Lexington announced its intention to repurchase common shares/units under its previously announced two million common share/unit repurchase authorization, from time to time for cash in open market transactions or in privately-negotiated transactions in accordance with applicable federal securities laws. The timing and amount of the repurchases will be determined by Lexington's management based on their evaluation of market conditions, share price and other factors. The share repurchase program may be suspended or discontinued at any time.

About Lexington

Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington currently pays an annualized dividend of $1.46 per share. Additional information about Lexington is available at www.lxp.com

Lexington believes that funds from operations ("FFO") enhances an investor's understanding of Lexington's financial condition, results of operations and cash flows. Lexington considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen and fallen with market conditions, Lexington believes that funds from operations provides a more meaningful and accurate indication of its performance. FFO can also facilitate a comparison of current operating performance among REITs. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." Lexington includes in its calculation of FFO, which as included it refers to as the "Company's funds from operations" or "Company FFO," the dilutive effect of the deemed conversion of (1) its convertible operating partnership units and (2) its Series C Cumulative Convertible Preferred Shares issued in 2005 and 2004. Neither FFO nor Company FFO should be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


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This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, (vi) changes in accessibility of debt and equity capital markets, and (vii) those other factors and risks detailed in Lexington's periodic filings with the Securities and Exchange Commission. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.



                             Financial Tables Follow








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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)



                                                                         Three Months Ended                  Six Months Ended
                                                                              June 30,                           June 30,
                                                                         2006               2005          2006               2005
                                                                         ----               ----          ----               ----
Gross revenues:
     Rental                                                           $    46,423       $    44,297   $    94,936      $    79,145
     Advisory fees                                                          1,338             2,556         2,401            3,191
     Tenant reimbursements                                                  3,887             2,106         8,320            2,989
                                                                        ---------         ---------     ---------        ---------
           Total gross revenues                                            51,648            48,959       105,657           85,325

Expense applicable to revenues:
     Depreciation and amortization                                        (20,351)          (17,534)      (40,592)         (28,745)
     Property operating                                                    (7,445)           (4,916)      (15,271)          (7,550)
General and administrative                                                 (4,865)           (4,661)      (10,479)          (9,006)
Non-operating income                                                        5,911               207         6,706              890
Interest and amortization expense                                         (17,801)          (15,764)      (35,446)         (27,782)
Debt satisfaction gains, net                                                1,241             4,632           294            4,632
Impairment charges, net                                                    (1,121)             --          (1,121)            --
                                                                        ---------         ---------     ---------        ---------

 Income before benefit (provision) for income taxes, minority interests, equity in earnings of non-consolidated entities and
     discontinued operations                                                7,217            10,923         9,748           17,764
Benefit (provision) for income taxes                                           82                29           155              (67)
Minority interests                                                         (1,468)           (1,173)       (1,710)          (2,284)
Equity in earnings of non-consolidated entities                               825             1,334         2,070            2,759
                                                                        ---------         ---------     ---------        ---------
Income from continuing operations                                           6,951            10,818        10,263           18,172
                                                                        ---------         ---------     ---------        ---------

Discontinued operations, net of minority interest and taxes:
     Income (loss) from discontinued operations                              (137)            1,406           387            2,919
     Debt satisfaction (charge) gain, net                                   4,976              --           4,898              (54)
     Impairment charge                                                       --                (592)         --               (623)
     Gains on sales of properties                                          13,730             4,317        16,050            5,061
                                                                        ---------         ---------     ---------        ---------
     Total discontinued operations                                         18,569             5,131        21,335            7,303
                                                                        ---------         ---------     ---------        ---------
Net income                                                                 25,520            15,949        31,598           25,475
Dividends attributable to preferred shares - Series B                      (1,590)           (1,590)       (3,180)          (3,180)
Dividends attributable to preferred shares - Series C                      (2,519)           (2,519)       (5,038)          (5,038)
                                                                        ---------         ---------     ---------        ---------
Net income allocable to common shareholders                           $    21,411       $    11,840   $    23,380      $    17,257
                                                                        =========         =========     =========        =========

Company's funds from operations(1)                                    $    38,157       $    34,031   $    66,810      $    57,141
                                                                        =========         =========     =========        =========
Per share/unit:
Basic net income                                                            $0.41             $0.24         $0.45            $0.35
Diluted net income                                                          $0.41             $0.22         $0.45            $0.33
Company's funds from operations(1)-basic                                    $0.60             $0.57         $1.05            $0.96
Company's funds from operations(1)-diluted                                  $0.60             $0.57         $1.05            $0.96



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                           6/30/06             12/31/05
                                                           -------             --------
Real estate, at cost                                  $   1,874,730       $   1,883,115
Accumulated depreciation                                   (255,332)           (241,188)
Investment in joint ventures                                186,391             191,146
Properties held for sale - discontinued operations            7,956              49,397
Intangible assets, net                                      133,046             128,775
Cash and cash equivalents                                    54,318              53,515
Deferred expenses, net                                       14,440              13,582
Rent receivable                                               6,052               7,673
Rent receivable - deferred                                   26,551              24,778
Other assets                                                 92,845              49,439
                                                          ---------           ---------
                                                      $   2,140,997       $   2,160,232
                                                          =========           =========

Mortgages and notes payable                           $   1,152,805       $   1,139,971
Liabilities - discontinued operations                         4,180              32,145
Other liabilities                                            36,331              35,434
Minority interests                                           60,347              61,372
Shareholders' equity                                        887,334             891,310
                                                          ---------           ---------
                                                      $   2,140,997       $   2,160,232
                                                          =========           =========

Common shares                                            53,015,485          52,155,855
Preferred shares - Series B                               3,160,000           3,160,000
Preferred shares - Series C                               3,100,000           3,100,000
Operating partnership units                               5,622,694           5,720,071





 (1) The Company believes that funds from operations ("FFO") enhances an investor's understanding of Lexington's financial condition, results of operations and cash flows. The Company considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen and fallen with market conditions, Lexington believes that funds from operations provides a more meaningful and accurate indication of its performance. FFO can also facilitate a comparison of current operating performance among REITs. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." The Company includes in its calculation of FFO, which as included it refers to as the "Company's funds from operations" or "Company FFO," the dilutive effect of the deemed conversion of (1) its convertible operating partnership units and (2) its Series C Cumulative Convertible Preferred Shares issued in 2005 and 2004. Neither FFO nor Company FFO should be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                  AND COMPANY'S FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                     Three Months Ended                       Six Months Ended
                                                                           June 30,                               June 30,
                                                                      2006               2005             2006                 2005
                                                                      ----               ----             ----                 ----

Earning Per Share
-----------------

Basic
Income from continuing operations                                   $      6,951     $     10,818     $     10,263     $     18,172
Less preferred dividends                                                  (4,109)          (4,109)          (8,218)          (8,218)
                                                                    ------------     ------------     ------------     ------------
Income allocable to common shareholders from
    continuing operations - basic                                          2,842            6,709            2,045            9,954
Total income from discontinued operations - basic                         18,569            5,131           21,335            7,303
                                                                    ------------     ------------     ------------     ------------
Net income allocable to common shareholders - basic                 $     21,411     $     11,840     $     23,380     $     17,257
                                                                    ============     ============     ============     ============

Weighted average number of common shares outstanding                  52,116,003       48,593,332       51,980,753       48,472,665
                                                                    ============     ============     ============     ============
Per share data:
Income from continuing operations                                   $       0.05     $       0.14     $       0.04     $       0.20
Income from discontinued operations                                         0.36             0.10             0.41             0.15
                                                                    ------------     ------------     ------------     ------------
Net income - basic                                                  $       0.41     $       0.24     $       0.45     $       0.35
                                                                    ============     ============     ============     ============


Diluted
Income allocable to common shareholders from
    continuing operations-basic                                     $      2,842     $      6,709     $      2,045     $      9,954
Adjustments:
Incremental income attributed to assumed conversion of
    dilutive securities                                                     --                169             --                743
                                                                    ------------     ------------     ------------     ------------
Income allocable to common shareholders from
    continuing operations-diluted                                          2,842            6,878            2,045           10,697
Total income from discontinued operations - diluted                       18,569            5,131           21,335            7,303
                                                                    ------------     ------------     ------------     ------------
Net income allocable to common shareholders - diluted               $     21,411     $     12,009     $     23,380     $     18,000
                                                                    ============     ============     ============     ============

Weighted average number of shares used in calculation
    of basic earnings per share                                       52,116,003       48,593,332       51,980,753       48,472,665
Add incremental shares representing:
    Shares issuable upon exercises of employee share
    options                                                               20,570           80,928           25,972           77,748
    Shares issuable upon conversion of dilutive
    securities                                                              --          5,308,392             --          5,308,392
                                                                    ------------     ------------     ------------     ------------
Weighted average number of shares used in calculation of
    diluted earnings per common share                                 52,136,573       53,982,652       52,006,725       53,858,805
                                                                    ============     ============     ============     ============
Per share data:
Income from continuing operations - diluted                         $       0.05     $       0.13     $       0.04     $       0.20
Income from discontinued operations - diluted                               0.36             0.09             0.41             0.13
                                                                    ------------     ------------     ------------     ------------
Net income - diluted                                                $       0.41     $       0.22     $       0.45     $       0.33
                                                                    ============     ============     ============     ============



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                  AND COMPANY'S FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)


                                                                  Three Months Ended                       Six Months Ended
                                                                       June 30,                                June 30,
                                                                  2006                2005                2006                2005
                                                                  ----                ----                ----                ----
The Company's Funds From Operations
-----------------------------------

Basic and Diluted
-----------------
Net income allocable to common shareholders-basic              $       21,411    $       11,840    $       23,380    $       17,257
Adjustments:
Depreciation and amortization                                          20,180            17,995            40,307            29,784
Minority interests-OP Units                                             2,000             1,394             2,688             2,251
Amortization of leasing commissions                                       171               129               310               253
Joint venture adjustment-depreciation                                   5,582             4,471            11,063             7,619
Preferred dividends-Series C                                            2,519             2,519             5,038             5,038
Gains on sale of properties                                           (13,730)           (4,317)          (16,050)           (5,061)
Taxes incurred on sale of property                                         24              --                  74              --
                                                                 ------------      ------------      ------------      ------------
Company's funds from operations                                $       38,157    $       34,031    $       66,810    $       57,141
                                                                 ============      ============      ============      ============

Basic
-----
Weighted average shares outstanding-basic EPS                      52,116,003        48,593,332        51,980,753        48,472,665
Operating partnership units                                         5,623,223         5,374,499         5,638,075         5,380,357
Preferred shares - Series C                                         5,779,330         5,779,330         5,779,330         5,779,330
                                                                 ------------      ------------      ------------      ------------
Weighted average shares outstanding-basic                          63,518,556        59,747,161        63,398,158        59,632,352
                                                                 ============      ============      ============      ============
Company's funds from operations per share                      $         0.60    $         0.57    $         1.05    $         0.96
                                                                 ============      ============      ============      ============
Diluted
-------
Weighted average shares outstanding-diluted EPS                    52,136,573        53,982,652        52,006,725        53,858,805
Operating partnership units                                         5,623,223         5,374,499         5,638,075         5,380,357
Preferred shares - Series C                                         5,779,330         5,779,330         5,779,330         5,779,330
Non-dilutive convertible shares                                          --          (5,308,392)             --          (5,308,392)
                                                                 ------------      ------------      ------------      ------------
Adjusted weighted average shares outstanding-diluted               63,539,126        59,828,089        63,424,130        59,710,100
                                                                 ============      ============      ============      ============
Company's funds from operations per share                      $         0.60    $         0.57    $         1.05    $         0.96
                                                                 ============      ============      ============      ============







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